________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  January 29, 1997


          Block Mortgage Finance, Inc., (as depositor under the Pooling and Servicing Agreement, dated as of December 31, 1996, providing for the issuance of the Block Mortgage Finance Asset Backed Certificates, Series 1997-1).


                   BLOCK MORTGAGE FINANCE, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


          Delaware               333-14041          48-1758633
----------------------------   ------------     -----------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)



       One Main Street, Suite 500
       Kansas City, Missouri                          64111
     -----------------------------                 ----------
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (816) 751-6090
                                                   --------------

_______________________________________________________________


Item 5.   Other Events.
----      ------------

Filing of Certain Materials
---------------------------

     On January 29, 1997, Block Mortgage Finance, Inc. (the "Company") will enter into a Pooling and Servicing Agreement dated as of December 31, 1996 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Block Financial Corporation ("Block Financial"), as seller and as master servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), providing for the issuance of Block Mortgage Finance Asset-Backed Certificates, Series 1997-1 (the "Certificates").

     Enclosed herewith for filing with the Securities and Exchange Commission are the opinions of Morrison & Hecker L.L.P. and Brown & Wood LLP, each dated January 29, 1997 (the "Opinions"), relating to legality and tax matters, respectively, relating to Block Mortgage Finance Asset-Backed Certificates, Series 1997-1.

     The Opinions are annexed hereto as Exhibits 5.1 and 8.1, respectively.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     5.1    Opinion of Morrison & Hecker L.L.P.

     8.1    Opinion of Brown & Wood LLP.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Block Mortgage Finance, Inc.


                              By: /s/ Bret Wilson
                                  ------------------------------
                                  Bret Wilson
                                  Vice President



Dated:  January 29, 1997



                                Exhibit Index
                               -------------


Exhibit                                                   Page
-------                                                   ----

5.1         Opinion of Morrison & Hecker L.L.P.               5

8.1         Opinion of Brown & Wood LLP                       8


                                                                 EXHIBIT 5.1
                            MORRISON & HECKER LLP
                               ATTORNEYS AT LAW

                              2600 GRAND AVENUE
                       KANSAS CITY, MISSOURI 64108-4606
                            TELEPHONE 816-691-2600
                             TELEFAX 816-474-4208


                               January 29, 1997



Block Mortgage Finance, Inc.
One Main Street Plaza
4435 Main Street, Suite 500
Kansas City, Missouri  64111

     Re:  Block Mortgage Finance, Inc.
          Registration Statement on Form S-3 (No. 333-14041)
          --------------------------------------------------

Ladies and Gentlemen:

     We have acted as your counsel in connection with the preparation of (i) a registration statement on Form S-3 (Registration No. 333-14041) filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), on October 15, 1996, as amended by amendment No. 1 and amendment No. 2 to such registration statement filed with the Commission on December 31, 1996 and January 21, 1997, respectively (such registration statement, as so amended, the "Registration Statement"); (ii) a prospectus forming a part of the Registration Statement (the "Prospectus"); (iii) a Pooling and Servicing Agreement dated as of December 31, 1996 (the "Pooling and Servicing Agreement") among Block
Mortgage Finance, Inc., as Depositor (the "Company"), Block Financial Corporation, as Seller and Master Servicer, and Bankers Trust Company of California, N.A., as Trustee (the "Trustee"); and (iv) a final prospectus supplement dated January 24, 1997 (the "Prospectus Supplement") relating to the offer and sale of the Block Mortgage Finance Asset Backed Certificates, Series 1997-1 Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (collectively, together with the Class X-1, Class X-2 and Class R Certificates, the "Certificates"). Capitalized terms used and not otherwise defined herein have the respective meanings given them in the Pooling and Servicing Agreement or the Acord identified in the following paragraph.

     This Opinion Letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the "Accord") of the ABA Section of Business Law (1991). As a consequence, it is subject to a number of qualification, exceptions, definitions, limitations on coverage and other limitation, all as more particularly described in the Accord, and this Opinion Letter should be read in conjunction therewith. The opinions expressed herein are given only with respect to the present status of the substantive laws of the state of Missouri (not including the choice-of-law rules under Missouri law). We express no opinion as to any matter arising under the laws of any other jurisdiction.

     In rendering the opinions set forth below, we have examined and relied on the following: (1) the Registration Statement, the Prospectus and the Prospectus Supplement; (2) the Pooling and Servicing Agreement; and (3) such other documents, materials, and authorities as we have deemed necessary in order to enable us to render our opinions set forth below.

     Based on and subject to the foregoing and other qualifications set forth below, we are of the opinion that:

     1. The Pooling and Servicing Agreement is the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

     2. When (a) the Mortgage Loans and other consideration for the Certificates constituting the Trust Fund have been deposited with the Trustee, (b) the Certificates have been duly executed, authenticated, delivered and sold as provided in the Pooling and Servicing Agreement and the Prospectus Supplement and (c) the consideration for the sale of the Certificates has been fully paid to the Company, the Certificates will be legally and validly issued, fully paid and nonassessable, and the duly registered holders of the Certificates will be entitled to the benefits of the Pooling and Servicing Agreement.

     The General Qualifications apply to the opinions set forth in paragraphs 1 and 2 above, and in addition, such opinions are subject to the qualification that certain remedial, waiver and other similar provisions of the Pooling and Servicing Agreement or the Certificates may be rendered unenforceable or limited by applicable laws, regulations or judicial decisions, but such laws, regulations and judicial decisions will not render the Pooling and Servicing Agreement or the Certificates invalid as a whole and will not make the remedies available thereunder inadequate for the practical realization of the principal benefits intended to be provided thereby, except for the economic consequences of any judicial, administrative or other delay or procedure which may be imposed by applicable law.

     We hereby consent to the filing of this letter as an Exhibit to the Registration Statement and to the references to this firm under the heading "Legal Matters" in the Prospectus forming a part of the Registration Statement. This consent is not to be construed as an admission that we are a person whose consent is required to be filed with the Registration Statement under the provisions of the Act.

                              Very truly yours,

                              MORRISON & HECKER L.L.P.

                              /S/ Morrison & Hecker L.L.P.



                                                                  EXHIBIT 8.1




                                        January 29, 1997



Block Mortgage Finance, Inc.
4435 Main Street, Suite 500
Kansas City, Missouri 64111



          Re:  Block Mortgage Finance
               Asset Backed Certificates, Series 1997-1
               ----------------------------------------


Ladies and Gentlemen:

     We have acted as special tax counsel for Block Mortgage Finance (the "Depositor"), in connection with the issuance of the Block Mortgage Finance Asset Backed Certificates of the above-referenced Series (the "Certificates"), consisting of the Class A-1, Class A-2, Class A-3, Class A-4, Class X-1, Class X-2 and Class R Certificates. The Class A-1, Class A-2, Class A-3 and Class A-4 Certificates are referred to herein as the "Offered Certificates". The Class X-1 and the Class X-2 Certificates are referred to herein as the "Class X Certificates".

     The Certificates will represent the entire beneficial ownership interest in a trust fund (the "Trust Fund") to be created pursuant to a Pooling and Servicing Agreement dated as of December 31, 1996 (the "Pooling and Servicing Agreement") among the Depositor, Block Financial Corporation, as seller and master servicer, and Bankers Trust Company of California, N.A., as trustee. The assets of the Trust Fund will consist primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first or second liens on one- to four-family residential properties. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement, except as otherwise set forth herein.

     In arriving at the opinions expressed below, we have examined such documents and records as we have deemed appropriate, including the following:

          a. Signed copy of the Registration Statement on Form S-3 (File No. 333-14041) filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), on January 21, 1997 (such Registration statement, as amended and as declared effective by the Commission on January 22, 1997,
     is  referred  to   herein  as  the "Registration Statement").

           b. The Prospectus dated January 22, 1997 (the "Basic Prospectus"), as supplemented by the Prospectus Supplement dated January 24, 1997 (the "Prospectus Supplement"), in the form to be filed with the Commission pursuant to Rule 424(b) under the 1933 Act (the Basic Prospectus, as supplemented by the Prospectus Supplement, the "Prospectus").

          c.   A copy of the Pooling and Servicing Agreement.

          d.  A specimen Certificate of each Class of Certificates.

     In addition, we have made such investigations of such matters of law as we deemed appropriate as a basis for the opinions expressed below. Further, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals.

     As to any facts material to the following opinions which we did not independently establish or verify, we have relied upon statements and representations of the responsible officers and other representatives of the Depositor and of public officials and agencies. We have, for purposes of rendering the opinions, also relied on certain factual, numerical and statistical information which is based on the assumptions used in pricing the Offered Certificates and the Class X Certificates.

     Assuming compliance with the pertinent provisions of the Pooling and Servicing Agreement, as of the Closing Date the Master REMIC and the Subsidiary REMIC will each qualify as a "real estate mortgage investment conduit" ("REMIC") as defined in the Internal Revenue Code of 1986, as amended (the "Code"). The Offered Certificates and the Class X Certificates will constitute "regular interests" in the Master REMIC, and the Class R Certificates will represent beneficial ownership of a single class of "residual interests" in each the Master REMIC and the Subsidiary REMIC.

     The opinions set forth herein are based upon the existing provisions of the Code and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law, any of which could be changed at any time. Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based. The opinions expressed herein are limited as described above, and we do not express an opinion on any other legal or income tax aspect of the transactions contemplated by the documents relating to the transaction.

     In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal income tax laws of the United States. This opinion will not be updated for subsequent changes or modifications to the law and regulations or to the judicial and administrative interpretations thereof, unless we are specifically engaged to do so. This opinion is rendered only to those to whom it is addressed and may not be relied on in connection with any transactions other than the transactions contemplated herein. The opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                   Very truly yours,


                                   /s/ Brown & Wood llp